Progress Financial Results Q3 FY22 Supplemental Data September 27, 2022

2© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Safe Harbor This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; acquisitions; future revenue growth, operating margin and cost savings; strategic partnering and marketing initiatives; and other statements regarding the future operation, direction, prospects and success of Progress’s business. There are many factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: • Economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. • We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts. • Our ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy, may not be successful. • If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our existing products and services in a timely manner to meet market demand, partners and customers may not purchase new software licenses or subscriptions or purchase or renew support contracts. • We depend upon our extensive partner channel, and we may not be successful in retaining or expanding our relationships with channel partners. • Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. • If the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber- attack, or if our software offerings contain significant coding or configuration errors, we may experience reputational harm, legal claims and financial exposure. • We have made acquisitions, and may make acquisitions in the future, and those acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. • The continuing impact of the coronavirus disease (COVID-19) outbreak on our employees, customers, partners, and the global financial markets could adversely affect our business, results of operations and financial condition For further information regarding risks and uncertainties associated with our business, please refer to our filings with the Securities and Exchange Commission. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation, except for statements relating to Progress' projected results for the fourth quarter and fiscal year ended November 30, 2022, which speak only as of September 27, 2022. Finally, in this presentation we will be referring to non-GAAP financial measures such as non- GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation between non- GAAP and the most directly comparable GAAP financial measures appears in our earnings press release for the fiscal quarter ended August 31, 2022 and is available in the Investor Relations section of our Web site.

3© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. What: Progress Q3 2022 Financial Results Conference Call When: Tuesday, September 27, 2022 Time: 5:00 p.m. ET Live Call: (866) 374-5140 (404) 400-0571 PIN: 824 86 411# Live / Recorded Webcast: https://edge.media-server.com/mmc/p/fc4a2hmo Conference Call Details Please note: Webcast is listen-only.

4© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Strong Revenue & EPS, ARR up 4%, NDRR +101%, Strong Balance Sheet, Raise EPS for Q4 Summary Highlights Q3'22 § Strong execution despite FX/macro headwinds, inflation, and a tough prior-year comp. § Continued reliable and predictable revenues, earnings, and FCF. § ARR increased to $495M – up 13% year-over-year and 4% pro- forma, both on a constant currency basis. § Net retention rates of >101% reflect ongoing customer reliance on Progress products. § Balance sheet improved on $39.2M in adjusted FCF (+12% yoy). $225M cash & short-term investments, DSO at 48 days. § Share repurchases of $75.5M through Q3'22; ~$80M remaining on current authorization.

© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. --- FY22E --- Revenue: $613M EPS : $4.10 Adjusted FCF: $188M Operating margin: 39.5% Effective Tax Rate: 20.5% # Guidance provided/updated September 27, 2022, non-GAAP; midpoint of guidance shown. Results OverviewUpdated Guidance# Recurring Revenue Revenue ARR Operating Margin Rev Growth Adjusted FCF $153.1М 4%* $495М ~80% 39%$39.2M All results shown are for Q3'22, non-GAAP, as reported September 27, 2022 $1.00 Q3'22 Earnings Per Share *Revenues grew 4% year-over-year in constant currency.

6© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Annualized Recurring Revenue Trend (“pro-forma”) All periods reported in constant currency, using current year budgeted exchange rates ARR growth = 4% year-over-year + Net Retention Rate between 98%-101% = Predictable and durable top line performance

7© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. All periods reported in constant currency, using current year budgeted exchange rates. Note: ARR is a Non-GAAP operating metric and does not have a standardized definition. It is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or to replace either of those items. ARR is not a forecast and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. Annualized Recurring Revenue (amounts reported in constant currency) “As Reported” Kemp adds ~$41M of ARR ARR growth = 13% year-over-year Net Retention Rate has ranged between 101%-102% “Pro Forma” Kemp ARR included in both periods presented ARR growth = 4% year-over-year Net Retention Rate has ranged between 100%-101%

8© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Total Growth Strategy Continues to Produce Results Deploy Capital To Produce Highest Shareholder Return • Disciplined, accretive acquisitions • Opportunistic share repurchases • Ample financing at favorable rates Strengthen Profitable Core Business • Invest in products to improve retention • Optimize integrations to existing infrastructure • Maximize cash flows Operational Excellence and Execution • Rapid Integration • Best in class operating margins • Strong balance sheet Pillars of our Total Growth Strategy

9© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Infrastructure Software Tighter alignment increases synergy potential End Market Alignment Acquire 10-20% of our revenue Can be financed and integrated efficiently Sizing Durable Top Line High mix of recurring revenue Strong customer retention rates Business Model M&A Approach Venture Backed, Founder Led and PE Sponsor-Owned Targets Large Market Opportunity Experienced Corporate Development Team ROIC > WACC Business case with Attainable Synergies Target 40% Operating Margins Compatible technology, end markets, and/or GTM model

10© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q3 2022 Results Prior Q3 2022 Outlook (provided on June 28, 2022) GAAP Revenue $151.2M $145M - $148M Non-GAAP Revenue $153.1M $147M - $150M GAAP earnings per share (Diluted) $0.50 $0.46 - $0.48 Non-GAAP earnings per share (Diluted) $1.00 $0.96 - $0.98 GAAP Operating Margin 21% Not guided Non-GAAP Operating Margin 39% Not guided Adjusted Free Cash Flow $39.2M Not guided Summary Q3 2022 Financial Results

Q3 Revenue Performance (Year -over-Year Pro-Forma Comparison)

- Q3'21 Revenue impacted by timing and contract duration
- Q3'22 Revenue impacted materially by exchange rates and the addition of Kemp
- Pro Forma Comparative Revenue Growth of approximately 3%



Q3 2021 Pro Forma
$152.6
$137.6
Q3'21 Reported
Timing
Contract Duration
Q3'21 Pro Forma



Q3'22 Pro Forma Comparative
$153.1
$141.3
Q3'22 Reported
FX
Kemp *
Q3'22 Comparative

** Kemp contribution illustrated in constant currency*

Progress

© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

11

12© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $134 M $162 M $183 M $229 M $243 M 2018 2019 2020 2021 2022(F)* Operating Income (non GAAP) Growing Profitability CAGR 16% * Represents the mid-point of our FY’22 guidance range updated September 27, 2022 Consistent Growth in operating income FY’18 – FY’22(F)* Best-in-class operating margins consistently above 35%

13© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Continue to prioritize accretive M&A opportunities that meet our disciplined criteria Capital Allocation Strategy Continue returning capital to shareholders in the form of dividends, only to the extent that doing so does not constrain our M&A capabilities Repurchase shares to offset dilution from our equity programs only to the extent that doing so does not constrain our M&A capabilities • Existing authorization $250M; ~$80M remaining • In Q3’22, we repurchased 541,988 shares, or $24.1M. • Total repurchases for FY2022 = $75.5M • Flexibility to increase, reduce or suspend repurchases, depending on market conditions and size and timing of M&A $ $$ PRIMARY FOCUS

14© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. 2022 Revenue Outlook in Constant Currency Movement in exchange rates compresses FY22 Outlook (as provided) Outlook in constant currency reflects consistent strength and a continual improvement throughout FY22 $610 $613 $613 $613 $8 $9 $12 $16 Original (Jan '22) Q1 (March '22) Q2 (June '22) Q3 (Sept '22) $622 $625 $629 $618 Outlook (as provided) represents the mid point of the guidance range.

15© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q4 2022 Current Outlook (As of September 27, 2022) FY 2022 Prior Outlook (Provided on June 28, 2022) FY 2022 Current Outlook (As of September 27, 2022) Non-GAAP Revenue $158M - $166M $609M - $617M $609M - $617M Non-GAAP EPS $1.06 - $1.10 $4.05 - $4.11 $4.08 - $4.12 Non-GAAP Operating Margin Not guided 39% - 40% 39% - 40% Non-GAAP Adjusted Free Cash Flow Not guided $185M - $190M $185M - $190M Non-GAAP Effective Tax Rate Not guided 20% - 21% 20% - 21% Business Outlook (as of September 27, 2022)

Supplemental Financial Information * * The following supplemental financial information is presented on a GAAP basis. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP numbers can be found in the financial results press release that we issued today.

17© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited)

18© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited)